SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	September 5, 2007
CANYON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747

(State or other	(Commission File No.)	(IRS Employer
jurisdiction		Identification No.)
of incorporation)

14142 Denver West Parkway, Suite 250
Golden, Colorado	80401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code           (303) 278-8464
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
     On September 5, 2007, Canyon Resources Corporation, a Delaware corporation, issued a news release providing an update on its forward looking strategy. A copy of the news release is furnished as Exhibit 99.1 to this report.
Item 9.01      Financial Statements and Exhibits.
     (d)     Exhibits.

99.1	Canyon Resources Corporation news release PR07-20 dated September 5, 2007 (furnished pursuant to Item 8.01).

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON RESOURCES CORPORATION

Date: September 5, 2007	By:	/s/ David P. Suleski

David P. Suleski Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Canyon Resources Corporation news release PR07-20 dated September 5, 2007

4